UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 17, 2018

Datawatch Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19960	02-0405716
(Commission File Number)	(IRS Employer Identification No.)

4 Crosby Drive
Bedford, Massachusetts	01730
(Address of Principal Executive Offices)	(Zip Code)

(978) 441-2200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Datawatch Corporation (the “Company”) hereby amends the Current Report on Form 8-K filed by the Company on January 30, 2018 in order to include the historical financial statements of Angoss Software Corporation that are required by Item 9.01(a) of Form 8-K and the pro forma financial information that is required by Item 9.01(b) of Form 8-K. Except as described above and below, all other information in the Company’s Form 8-K filed on January 30, 2018 remains unchanged.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Angoss Software Corporation and its subsidiary as of December 31, 2017 and 2016, and the audited consolidated statements of operations, comprehensive income (loss), shareholders’ equity and cash flows for the years ended December 31, 2017 and 2016, and the related notes to the financial statements, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet and unaudited pro forma condensed combined statement of operations of the combined company as of and for the year ended December 31, 2017 and the unaudited pro forma condensed combined statement of operations of the combined company as of and for the three months ended December 31, 2017, are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(d)	Exhibits

The following Exhibits are furnished as part of this report:

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent auditors of Angoss Software Corporation.
99.1	Angoss Software Corporation’s and its subsidiary’s audited consolidated financial statements as of December 31, 2017 and 2016, and the audited consolidated statements of operations, comprehensive income (loss), shareholders’ equity and cash flows for the years ended December 31, 2017 and 2016, and the related notes to the financial statements.
99.2	Datawatch Corporation’s and Angoss Software Corporation’s unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2017 and the three months ended December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAWATCH CORPORATION

By:	/s/ James Eliason
Name:	James Eliason
Title:	Chief Financial Officer

Date: April 17, 2018

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent auditors of Angoss Software Corporation.
99.1	Angoss Software Corporation’s and its subsidiary’s audited consolidated financial statements as of December 31, 2017 and 2016, and the audited consolidated statements of operations, comprehensive income (loss), shareholders’ equity and cash flows for the years ended December 31, 2017 and 2016, and the related notes to the financial statements.
99.2	Datawatch Corporation’s and Angoss Software Corporation’s unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2017 and the three months ended December 31, 2017.